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                                                                   EXHIBIT 10.26

                                 AMENDMENT TO
                   AMENDED INCENTIVE STOCK OPTION AGREEMENT


          THIS AMENDMENT, dated as of August ___, 1996, to the Amended Incentive Stock Option Agreement, dated as of July 25, 1995 (the "Option Agreement"), is made by and between Rental Service Corporation, a Delaware corporation, hereinafter referred to as the "Company," and the employee of the Company or a Parent Corporation or Subsidiary of the Company who is named on the signature page hereto, hereinafter referred to as "Employee." Capitalized terms used herein without definition shall have the same meanings as in the Option Agreement.

          WHEREAS, the Company and Employee have heretofore entered into the Option Agreement;

          WHEREAS, the Option Agreement did not accurately reflect the terms of exercisability of the Option; and

          WHEREAS, the Company and Employee desire to amend the Option Agreement to correct the terms of exercisability of the Option.

          NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

          1.   Commencement of Exercisability.  Section 3.1 of the Option
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Agreement is hereby amended to read as follows:

          "(a) Subject to Sections 3.5 and 5.6, the shares granted under this Option shall become exercisable as follows:

               (i)   21.51% shall become exercisable on January 26, 1996;

               (ii)  19.63% shall become exercisable on December 31, 1996;

               (iii) 19.62% shall become exercisable on December 31, 1997;

               (iv)  19.62% shall become exercisable on December 31, 1998; and

               (v)   19.62% shall become exercisable on December 31, 1999.

          (b) Notwithstanding the foregoing, if the Committee determines in its sole discretion that the Region has reached certain financial objectives as compared to the Branch Operating Profit Plan for fiscal 1996 and 1997, portions of the installments otherwise scheduled to become exercisable in 1998 and 1999 shall become exercisable as follows on a date determined by the Committee following the end of each of fiscal

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     1996 (in the case of the 1998 installment) and fiscal 1997 (in the case of the 1999 installment):

               1998 installment - 50% of such installment

               1999 installment - 50% of such installment

          (c) Notwithstanding the foregoing, if the Committee determines in its sole discretion that the Employee has reached certain individual objectives based upon the Employee's contributions to the growth of the business by acquisitions coldstarts or internal growth during each of fiscal 1996 and 1997, portions of the installments otherwise scheduled to become exercisable in 1998 and 1999 shall become exercisable as follows on a date determined by the Committee following the end of each of fiscal 1996 (in the case of the 1998 installment) and fiscal 1997 (in the case of the 1999 installment):

               1998 installment - 50% of such installment

               1999 installment - 50% of such installment

          (d) No portion of the Option which is unexercisable at Termination of Employment shall thereafter become exercisable."

          2.   Effect of Amendment.  The Option Agreement is hereby ratified and
               -------------------
confirmed in all respects, and all terms, conditions and provisions of the Option Agreement, except as amended by this Amendment, shall remain in full force and effect.

          3.   Governing Law.  This Amendment shall be administered, interpreted
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and enforced under the laws of the State of Delaware.

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          IN WITNESS WHEREOF, this Amendment has been executed and delivered by the parties hereto as of the date first written above.


                              RENTAL SERVICE CORPORATION


                              By /s/ Martin R. Reid
                                 ------------------------------------
                                     Martin R. Reid
                                     Chief Executive Officer


                              By /s/ Douglas A. Waugaman
                                 ------------------------------------
                                     Douglas A. Waugaman
                                     Secretary



                              ---------------------------------------
                                             [Employee]

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